COMMUNITY CAPITAL TRUST

CCM Alternative Income Fund

(the “Fund”)

Institutional Shares (CCMNX)

Supplement dated May 6, 2021

to the Summary Prospectus and Prospectus dated October 1, 2020, as supplemented

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS AND PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS AND PROSPECTUS.

The following changes are made to the Summary Prospectus and Prospectus, as applicable, effective immediately:

1.	The disclosure under “FUND SUMMARY - Portfolio Managers” on page 13 of the Summary Prospectus and Prospectus is deleted and replaced by the following:

Name	Portfolio Manager of the Fund Since	Title
Of the Advisor:
David Sand	Since Inception	Chief Investment Strategist
Elliot Gilfarb	Since Inception	Head of Fixed Income, Senior Portfolio Manager
Andy Kaufman	October 2015	Chief Investment Officer, Senior Portfolio Manager
Thomas R. Lott	Since Inception	Portfolio Manager
Alex Alario	May 2021	Junior Portfolio Manager

2.	The fifth paragraph under the section entitled “INVESTMENT ADVISOR” on page 39 of the Prospectus is deleted and replaced by the following:

Alex Alario, Junior Portfolio Manager, has been a portfolio manager of the Fund since May 2021. Mr. Alario joined the Advisor in June 2017 as an analyst. From June 2016 to June 2017, Mr. Alario was an analyst with Badge Investment Partners LLC (“Badge”), the Fund’s previous sub-adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE